UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 30, 2014

XIANGTIAN (USA) AIR POWER CO., LTD.
(Name of Small Business Issuer in its Charter)

Delaware	87-0640467
(State or Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

Unit 602 Causeway Bay Comm Bldg 1

Sugar Street, Causeway Bay

Hong Kong, People’s Republic of China

(Address of principal executive offices)

86 10 859 10 261

(Telephone Number of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements, which reflect our views with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words “anticipates”, “believes”, “estimates”, “expects”, “plans”, “projects”, “targets” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Important factors that may cause actual results to differ from those projected include the risk factors specified below.

USE OF DEFINED TERMS

Except as otherwise indicated by the context, references in this Report to:

•	“Xiangtian US,” “Goa Tours,” “Company,” “we,” “us” or “our” are references to the combined business of Xiangtian (USA) Air Power Co., Ltd. and its direct and indirect subsidiaries.

•	“fiscal year” refers to our fiscal year ending July 31.

•	“Xiangtian US,” “Company,” “we,” “us” or “our” do not include the selling stockholders.

•	“U.S. Dollar,” “$” and “US$” means the legal currency of the United States of America.

•	“RMB” means Renminbi, the legal currency of China.

•	“common stock” refers to shares of the Company’s common stock, par value $0.001 per share.

•	“China” or the “PRC” are references to the People’s Republic of China.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 30, 2014 we entered into a common stock purchase agreement with Zhou Jian, the sole shareholder of Luck Sky (Hong Kong) Aerodynamic Electricity Limited (“Luck Sky HK”), a Hong Kong company (the “Stock Purchase Agreement”). Pursuant to the Stock Purchase Agreement and effective May 30, 2014, we purchased from Zhou Jian 10,000 shares of common stock of Luck Sky HK, representing 100% of the issued and outstanding shares of common stock of Luck Sky HK, and we paid Zhou Jian a purchase price in the amount of HKD $ 10,000.00 (approximately USD$1,289.98) in cash (the “Acquisition”).

Luck Sky HK owns a direct, wholly-owned subsidiary, Luck Sky (Shen Zhen) Aerodynamic Electricity Limited (the “WOFE”), a corporation registered under the laws of the People’s Republic of China. Luck Sky HK and the WOFE had no operating business, no liabilities and nominal assets as of the date of the Acquisition. As a result of the Acquisition, Luck Sky HK became our wholly-owned subsidiary. The WOFE became our indirect subsidiary through Luck Sky HK.

A copy of the Share Purchase Agreement is attached hereto as Exhibit 2.01.

FORM 10 DISCLOSURE

As disclosed elsewhere in this Report, we purchased all the issued and outstanding shares of common stock of Luck Sky HK in an acquisition transaction. Item 2.01(f) of Form 8-K states that if the registrant was a shell company before the reverse acquisition transaction disclosed under Item 2.01, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10.

2

Although the acquisition of Luck Sky HK was not a reverse merger transaction, and Luck Sky HK has no substantial assets and operating business, for the purpose of the disclosure under this Form 8-K, we are providing below the information that would be included in a Form 10 if we were to file a Form 10. Please note that the information provided below relates to the combined enterprises after the acquisition of Luck Sky HK, except that information relating to periods prior to the date of the Acquisition only relates to Xiangtian US unless otherwise specifically indicated.

DESCRIPTION OF BUSINESS

Overview

Xiangtian (USA) Air Power Co., Ltd. was originally incorporated as Goa Sweet Tours Ltd. in the State of Delaware on September 2, 2008. We were originally formed to provide personalized concierge tour packages to tourists who visit the State of Goa, India.

On April 17, 2012, Goa Sweet Tours, Ltd. entered into Share Purchase Agreements (the “Purchase Agreements”), with Luck Sky International Investment Holdings Limited, an entity owned and controlled by Zhou Deng Rong, and certain of our former stockholders who owned, in the aggregate, 7,200,000 shares of our common stock (90% of the then outstanding shares). Luck Sky International Investment Holdings Limited purchased such shares for an aggregate consideration of $235,000.  The sale of such shares closed on May 15, 2012.

On May 25, 2012, Goa Sweet Tours, Ltd. formed a corporation under the laws of the State of Delaware called Xiangtian (USA) Air Power Co., Ltd. ("Merger Sub") for the purpose of changing its name. On the same day, we acquired one hundred percent of the total outstanding shares of Merger Sub's common stock for cash. As such, Merger Sub became our wholly-owned subsidiary.

Effective as of May 29, 2012, Merger Sub was merged with and into the Company. As a result of the merger, the Company’s corporate name was changed to “Xiangtian (USA) Air Power Co., Ltd.”  Prior to the merger, Merger Sub had no liabilities and nominal assets and, as a result of the merger, the separate existence of the Merger Sub ceased.  The Company was the surviving corporation in the merger and, except for the name change provided for in the Agreement and Plan of Merger, there was no change in the directors, officers, capital structure or business of the Company.

On September 24, 2013, the Company acquired all of the shares of common stock of Lucksky (Hong Kong) Shares Limited, a Hong Kong corporation, for 250,000 shares of common stock of the Company, and agreed to acquire 100% of the shares of Sanhe City LuckSky Electrical Engineering Limited (“Sanhe”) common stock for the Company’s common stock. As of the acquisition merger, Lucksky (Hong Kong) Shares Limited and Sanhe had no liabilities and nominal assets. Effective as of September 24, 2013, Lucksky (Hong Kong) Shares Limited was merged with and into the Company and the Company was the surviving entity. The Company has not acquired Sanhe as of the date of this Report.

On May 30, 2014, the Company entered into the Stock Purchase Agreement with Zhou Jian, the sole shareholder of Luck Sky (Hong Kong) Aerodynamic Electricity Limited (“Luck Sky HK. Effective May 30, 2014 the Company purchased 100% of the issued and outstanding shares of common stock of Luck Sky HK, and the Company paid Zhou Jian a purchase price in the amount of HKD $10,000.00 (approximately USD$1,289.98) in cash (the “Acquisition”).

The WOFE is a wholly-owned subsidiary of Luck Sky HK and the WOFE has no operating business, no liabilities and nominal assets as of the date of the Acquisition. As a result of the Acquisition, Luck Sky HK became our wholly owned subsidiary and the WOFE became our indirect subsidiary through Luck Sky HK.

3

About Our Company

We are a development stage company and since inception, we have not generated consistent revenues and have incurred a cumulative net loss as reflected in the financial statements. We have minimal assets and have incurred losses since inception. We have no employees and own no real estate or personal property. The purpose of the business is to acquire or merge with, an existing company or companies in the air power industry or to develop such technologies and manufacturing capabilities ourselves. We are specifically seeking companies in the manufacturing, research and development of products which use engines powered by compressed air, including transportation, electricity generation, etc. as suitable business combination candidates. We are in the process of identifying suitable opportunities for possible business combinations. As these opportunities are identified, possible negotiations will begin with the hope that suitable terms can be reached. The growth of the Company through structured merger and acquisition activity will be a core fundamental in our growth strategy. The acquisition of LuckSky HK and the WOFE will enable us to enter into contractual arrangements to control and operate an operating company organized under the laws of the PRC though the use of Variable Interest contracts.

We may acquire a company or business by purchasing the securities of such company or business. However, we do not intend to engage primarily in such activities. Specifically, we intend to conduct our activities so as to avoid being classified as an "investment company" under the Investment Company Act of 1940, as amended (the “Investment Act”) and therefore avoid application of the costly and restrictive registration and other provisions of the Investment Company Act and the regulations promulgated thereunder.

Section 3(a) of the Investment Company Act excepts from the definition of an "investment company" an entity which does not engage primarily in the business of investing, reinvesting or trading in securities, or which does not engage in the business of investing, owning, holding or trading "investment securities" (defined as "all securities other than government securities or securities of majority-owned subsidiaries") the value of which exceed 40% of the value of its total assets (excluding government securities, cash or cash items). We intend to operate any business in the future in a manner which will result in the availability of this exception from the definition of an investment company. Consequently, our acquisition of a company or business through the purchase and sale of investment securities will be limited. Although we intend to act to avoid classification as an investment company, the provisions of the Investment Company Act are extremely complex and it is possible that we may be classified as an inadvertent investment company. We intend to vigorously resist classification as an investment company, and to take advantage of any exemptions or exceptions from application of the Investment Company Act, which allows an entity a one-time option during any three-year period to claim an exemption as a "transient" investment company. The necessity of asserting any such resistance, or making any claim of exemption, could be time consuming and costly, or even prohibitive, given our limited resources.

Our administrative offices are currently located at the premises of Luck Sky International Investment Holdings at Unit 602 Causeway Bay Community Building 1, Sugar Street Causeway Bay, Hong Kong. We plan to use these offices until we require larger space.

The shareholders may read and copy any material filed by us with the SEC at the SEC’s Public Reference Room at 100 F Street N.W., Washington, DC, 20549.  The shareholders may obtain information on the operations of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC maintains an Internet site that contains reports, proxy and information statements, and other information which we have filed electronically with the SEC by assessing the website using the following address:  http://www.sec.gov.

RISK FACTORS

You should carefully consider the risks described below, which constitute all of the material risks facing us. If any of the following risks actually occur, our business could be harmed. You should also refer to the other information about us contained in this Report including our financial statements and released notes.

We Have No Recent Operating History or Basis For Evaluating Prospects

We have no operating business or plans to develop one. We are currently seeking to enter into a merger or business combination with another company. To date, our efforts have been limited to meeting our regulatory filing requirements and searching for a merger target.

4

We Have Limited Resources and No Revenues From Operations, and Will Need Additional Financing in Order to Execute Any Business Plan.

We have limited resources, no revenues from operations to date and our cash on hand may not be sufficient to satisfy our cash requirements during the next twelve months. In addition, we will not achieve any revenues (other than insignificant investment income) until, at the earliest, the consummation of a merger and we cannot ascertain our capital requirements until such time. Further limiting our abilities to achieve revenues, in order to avoid status as an "Investment Company" under the Investment Company Act, we can only invest our funds prior to a merger in limited investments which do not invoke Investment Company status. There can be no assurance that determinations ultimately made by us will permit us to achieve our business objectives.

We Will Be Able to Effect At Most One Merger, and Thus May Not Have a Diversified Business.

Our resources are limited and we will most likely have the ability to effect only a single merger. This probable lack of diversification will subject us to numerous economic, competitive and regulatory developments, any or all of which may have a material adverse impact upon the particular industry in which we may operate subsequent to the consummation of a merger. We will become dependent upon the development or market acceptance of a single or limited number of products, processes or services.

We Have No Agreement For A Business Combination Or Other Transaction.

We have no agreement with respect to engaging in a merger with, joint venture with or acquisition of, a private or public entity. No assurances can be given that we will successfully identify and evaluate suitable business opportunities or that we will conclude a business combination. . We cannot guarantee that we will be able to negotiate a business combination on favorable terms, and there is consequently a risk that funds allocated to the purchase of our shares will not be invested in a company with active business operations.

There Is Doubt About Our Ability To Continue As A Going Concern Due To Recurring Losses From Operations, Accumulated Deficit And Insufficient Cash Resources To Meet Our Business Objectives, All Of Which Means That We May Not Be Able To Continue Operations.

Our independent auditors have added an explanatory paragraph to their audit opinion issued in connection with the financial statements for the years ended July 31, 2013 and 2012, respectively, with respect to their doubt about our ability to continue as a going concern. As discussed in Note 3 to our consolidated financial statements for the year ended July 31, 2013, the Company has incurred losses since its inception resulting in an accumulated deficit of $164,313 as of July 31, 2013 and further losses were anticipated in the development of its business raising substantial doubt about the Company’s ability to continue as a going concern. The ability to continue as a going concern is dependent upon the Company generating profitable operations in the future and/or obtaining the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they become due.

There May Be Conflicts Of Interest Between Our Management And Our Non-Management Shareholders.

Conflicts of interest create the risk that management may have an incentive to act adversely to the interests of other investors. Our officers may be entitled to receive compensation from a target company they identify or provide services to in connection with a business combination. A conflict of interest may arise between our management’s personal pecuniary interest and their fiduciary duty to our shareholders. We cannot assure you that conflicts of interest among us, our management and our shareholders will not develop.

Current Shareholders Will Be Immediately And Substantially Diluted Upon A Merger Or Business Combination.

To the extent that additional shares of Common Stock are authorized and issued in connection with a merger or business combination, our shareholders could experience significant dilution of their respective ownership interests. Furthermore, the issuance of a substantial number of shares of Common Stock may adversely affect prevailing market prices, if any, for our Common Stock and could impair our ability to raise additional capital through the sale of equity securities.

5

Our Common Stock Is A "Penny Stock" Which May Restrict The Ability Of Stockholders To Sell Our Common Stock In The Secondary Market.

The Securities and Exchange Commission has adopted regulations which generally define "penny stock" to be an equity security that has a market price, as defined, of less than $5.00 per share, or an exercise price of less than $5.00 per share, subject to certain exceptions, including an exception of an equity security that is quoted on a national securities exchange. Our Common Stock is not now quoted on a national exchange but is traded on the OTCQB of the OTC Markets (“OTCQB”). Thus, they are subject to rules that impose additional sales practice requirements on broker-dealers who sell these securities. For example, the broker-dealer must make a special suitability determination for the purchaser of such securities and have received the purchaser's written consent to the transactions prior to the purchase. Additionally, the rules require the delivery, prior to the transaction, of a disclosure schedule prepared by the SEC relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered underwriter, and current quotations for the securities, and, if the broker-dealer is the sole market maker, the broker-dealer must disclose this fact and the broker-dealer's presumed control over the market. Finally, among other requirements, monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. The "penny stock" rules, may restrict the ability of our stockholders to sell our Common Stock and warrants in the secondary market.

Our Common Stock Has Been Thinly Traded, Liquidity Is Limited, And We May Be Unable To Obtain Listing Of Our Common Stock On A More Liquid Market.

Our Common Stock is quoted on the OTCQB, which provides significantly less liquidity than a securities exchange (such as the NYSE MKT, New York Stock Exchange or the NASDAQ). There is uncertainty that we will ever be accepted for a listing on a national securities exchange.

Often there is currently a limited volume of trading in our Common Stock, and on many days there has been no trading activity at all. The purchasers of shares of our Common Stock may find it difficult to resell their shares at prices quoted in the market or at all.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth information regarding beneficial ownership of our common stock as of May 30, 2014 (i) by each person who is known to us to beneficially own more than 5% of our common stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group.

6

Title of Class	Name & Address of Beneficial Owner(1)	Office, If Applicable	Amount and Nature of Beneficial Ownership	Percent of Class
	Executive Officers and Directors
Common Stock $0.001 par value	Zhou Deng Rong(2)	CEO, CFO and Director	7,200,000	2.78%
Common Stock $0.001 par value	Zhou Jian	Director
Common Stock $0.001 par value	Zhou Deng Hua	Director	100,000,000	38.62%
	Executive officers and directors as a group		107,200,000	41.40%
	5% Shareholder
Common Stock $0.001 par value	Zhou Deng Hua	Director	100,000,000	38.62%
Common Stock $0.001 par value	Lifang Zhao		52,691,675	20.35%
	Dong Chang Fu Qu Zheng, Jia Zhen Zhao Jia Cun 236, LiaoCheng, SH-252000, China
Common Stock $0.001 par value	Xuzhi Hui		13,605,000	5.25%
	Shuang Luan Qu Cang Po Lu, Building 12 Room 203, ChengDe, HE-67000, China

(1) Unless otherwise indicated, the address for each director and officer is c/o Lucky Sky International Investment Holdings Limited, Causeway Bay Common Bldg 1, Sugar Street, Causeway Bay, Hong Kong.

 (2) The shares beneficially owned by Zhou Deng Rong are owned or record by Lucky Sky International Investment Holdings Limited. Zhou Deng Rong is the sole director and shareholder of Lucky Sky International Investment Holdings Limited and has sole power to vote and dispose of the 7,200,000 shares of the Company owned by Lucky Sky International Investment Holdings Limited.

CHANGES OF CONTROL

There are currently no arrangements which would result in a change in control of us.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS & CONTROL PERSONS

DIRECTORS AND OFFICERS

The following sets forth the name and position of each of our current executive officers and directors.

Name	Age	Position
Zhou Deng Rong	62	Chief Executive Officer, Chief Officer Financial and Director
Zhou Jian	35	General Manager and Director
Zhou Deng Hua	47	Vice General Manager and Director

Business Experience

The following is a brief account of the education and business experience during at least the past five years of our director, executive officer and key employee of our company, indicating the his principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

Zhou Deng Rong has served as our Chief Executive Officer since May 15, 2012 and a member of our Board of Directors since June 2, 2012.  From 2005 to the present, Mr. Zhou has been Chairman of the Board of Directors and General Manager of Hong Kong Xiangtian International Investment Group Co., Ltd., a private investment company in China.  From 2008 until the present, he has also served and the Chairman of the Board of Directors and General manager of Tianjin Xiangtian Yili Vehicle Power Technology Co., Ltd., a company involved in aerodynamic research and development.  Mr. Zhou graduated from the Wuhan Institute of building Materials with a Bachelor’s degree in Structural Engineering.  Mr. Zhou is a researcher and developer in the air power generation industry and owns more than 300 hundred patents in China, which we believe makes him qualified to sit on our Board of Directors.

7

Zhou Jian has served as our General Manager since May 15, 2012 and a member of our Board of Directors since June 2, 2012.  From January 2005 to the present, Mr. Zhou has been the Chief Financial Officer of Hong Kong Xiangtian International Investment Group Co., Ltd.  IN addition, he has been the Chairman of the Board of Directors of Xiangtian Ke-Li-Tai Air Power Machinery since December 2011 and the Chairman of the Board of Directors of Beijing Xiangtian Hua-Chuang Air Power Science and Technology Institute Co., Ltd., each of which is involved in air power research and development.  Mr. Zhou received a Bachelor’s degree in Accounting from Southwest Finance University (China).  Mr. Zhou has extensive experience in finance and accounting, which we believe makes him well qualified to sit on our Board of Directors.

Zhou Deng Hua has served as our Vice General Manager since May 15, 2012 and a member of our Board of Directors since June 2, 2012.  Mr. Zhou has been a General Manager of Hong Kong Xiangtian International Investment Group Co., Ltd. since October 2005 and Chairman of the Board of Directors of Liaoning Xiangtian Vehicle Air Hybrid Co., Ltd., a company doing research on air power research, since April 2009.  Mr. Zhou graduated from Hubei University with a degree in Economic Management.  Mr. Zhou is qualified to be a member of our Board of Directors due to his extensive experience in the field of air power generation.

No agreements or arrangements were entered into by us in connection with the appointment of the foregoing persons as our officers and directors.  None of such persons has previously entered into any transaction with us.

SIGNIFICANT EMPLOYEES

Other than the officers described above, we do not expect any other individuals to make a significant contribution to our business.

FAMILY RELATIONSHIPS

Zhou Deng Rong and Zhou Deng Hua are brothers, Zhou Deng Rong is Zhou Jian’s father, and Zhou Deng Hua is Zhou Jian’s uncle.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

None of our directors, executive officers, or control persons has been involved in any of the following events during the past five years:

•	Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of bankruptcy or within two years prior to that time;

•	Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•	Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

•	Being found by a court of competent jurisdiction (in a civil violation), the SEC or the Commodity Future Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

8

BOARD COMMITTEES

We are currently quoted on the OTCQB under the symbol “GOAS.”  The OTCQB does not have any requirements for establishing any committees.  For this reason, we have not established any committees.  All functions of an audit committee, nominating committee and compensation committee are and have been performed by our Board of Directors.

Our Board of Directors believes that, considering our size, decisions relating to director nominations can be made on a case-by-case basis by all members of the Board of Directors without the formality of a nominating committee or a nominating committee charter. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right to do so in the future.

The Board of Directors does not have an express policy with regard to the consideration of any director candidates recommended by shareholders since the Board of Directors believes that it can adequately evaluate any such nominees on a case-by-case basis; however, the Board of Directors will evaluate shareholder-recommended candidates under the same criteria as internally generated candidates. Although the Board of Directors does not currently have any formal minimum criteria for nominees, substantial relevant business and industry experience would generally be considered important, as would the ability to attend and prepare for board, committee and shareholder meetings. Any candidate must state in advance his or her willingness and interest in serving on the board of directors.

CODE OF ETHICS

We currently do not have a Code of Ethics. However, we intend to adopt a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. The Code will be designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC, and in other public communications that we made;

•	Compliance with applicable governing laws, rules and regulations;

•	The prompts internal reporting of violations of the Code to the appropriate person or persons; and

•	Accountability for adherence to this Code.

This Code will require the highest standard of ethical conduct and fair dealing of its Chief Financial Officers. While, per Sarbanes-Oxley, this policy is intended to only cover the actions of the CFO, we expect that our other officers, directors and employees will also review the Code and abide by its provisions. We believe that our reputation is a valuable asset and must continually be guarded by all associated with us so as to earn the trust, confidence and respect of our suppliers, customers and stockholders.

Our CFO is committed to conducting business in accordance with the highest ethical standards. The CFO must comply with all applicable laws, rules and regulations. Furthermore, the CFO must not commit an illegal or unethical act, or instruct or authorize others to do so.

EXECUTIVE COMPENSATION

Since our incorporation on September 2, 2008, we have not compensated and have no arrangements to compensate our officers and directors for their services to us as officers and directors.

9

The following table sets forth the compensation paid by us for the fiscal year ended July 31, 2013 for our officers and directors. This information includes the dollar value of base salaries, bonus awards and number of stock options granted, and certain other compensation, if any. The compensation discussed addresses all compensation awarded to, earned by, or paid to our named executive officers.

The following table sets forth information for the period indicated with respect to the persons who served as our CEO, CFO and other most highly compensated executive officers who served on the Board.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)

Zhou Deng Rong CEO, CFO and Director	2013	-	-	-	-	-	-
Zhou Jian General Manager and Director	2013	-	-	-	-	-	-
Zhou Deng Hua	2013	-	-	-	-	-	-

OUTSTANDING EQUITY AWARDS

We do not currently have a stock option plan nor any long-term incentive plans that provide compensation intended to serve as an incentive for performance. No individual grants of stock options or other equity incentive awards have been made to our sole executive officer and director since our inception; accordingly, none were outstanding at July 31, 2013.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT, CHANGE-IN-CONTROL ARRANGEMENTS

There are currently no employments or other contracts or arrangements with our executive officers. There are no compensation plans or arrangements, including payments to be made by us, with respect to our officers or directors that would result from the resignation, retirement or any other termination of such persons from us. There are no arrangements for our directors or officers that would result from a change-in-control.

LONG-TERM INCENTIVE PLANS AND AWARDS

We do not have any long-term incentive plans that provide compensation intended to serve as incentive for performance. No individual grants or agreements regarding future payouts under non-stock price-based plans have been made to any executive officer or any director or any employee or consultant since our inception; accordingly, no future payouts under non-stock price-based plans or agreements have been granted or entered into or exercised by any of the officers or directors or employees or consultants since we were founded.

COMPENSATION OF DIRECTORS

The members of our board of directors are not compensated for their services as directors. The board has not implemented a plan to award options to any director. There are no contractual arrangements with any member of the board of directors. We have no director's service contracts.

10

INDEBTEDNESS OF DIRECTORS, SENIOR OFFICERS, EXECUTIVE OFFICERS AND OTHER MANAGEMENT

Our directors and executive officers or any associate or affiliate of our company during the last two fiscal years, is not or has been indebted to our company by way of guarantee, support agreement, letter of credit or other similar agreement or understanding currently outstanding.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, DIRECTOR INDEPENDENCE

The Company neither owns nor leases any real or personal property. For the year ended July 31, 2013 Mr. Zhou Deng Rong, sole officer and director of the Company, provide the Company with use of office space and services free of charge.

For the year ended July 31, 2013, the Company did not compensate the Company’s sole officer for administrative services rendered to the Company.

As of July 31, 2013, the Company had received $84,283 from associates of the Company’s management. These advances are due on demand, unsecured and non-interest bearing.

Except as disclosed above, no director, executive officer, shareholder holding at least 5% of shares of our common stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction since the year ended July 31, 2013.

On May 30, 2014, the Company entered into the Stock Purchase Agreement with Zhou Jian, the sole shareholder of Luck Sky HK. Effective May 30, 2014 the Company purchased 100% of the issued and outstanding shares of common stock of Luck Sky HK, and the Company paid Zhou Jian a purchase price in the amount of HKD $10,000.00 (approximately USD$1,289.98) in cash.

LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. We are currently not aware of any pending legal proceedings which involve us or any of our properties or subsidiaries.

MARKET PRICE AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

MARKET INFORMATION

Since June 28, 2010, our shares have been listed for trading on the OTCQB Market (OTCQB). Our stock symbol is GOAS.

The OTCQB is a regulated quotation service that displays real-time quotes, last sale prices and volume information in over-the-counter (OTC) securities. The OTCQB is not an issuer listing service, market or exchange. Although the OTCQB does not have any listing requirements per se, to be eligible for quotation on the OTCQB, issuers must remain current in their filings with the SEC or applicable regulatory authority. Market Makers are not permitted to begin quotation of a security whose issuer does not meet this filing requirement. Securities already quoted on the OTCQB that become delinquent in their required filings will be removed following a 30 or 60 day grace period if they do not make their required filing during that time.

As of May 30, 2014, the shareholders' list of our common shares showed 373 registered shareholders holding 258,916,865 shares. 100,000,000 shares are beneficially owned by Zhou Deng Hua.

11

Only a limited market exists for our securities. There is no assurance that a regular trading market will develop, or if developed, that it will be sustained. Therefore, a shareholder in all likelihood will be unable to resell his securities in our Company. Furthermore, it is unlikely that a lending institution will accept our securities as pledged collateral for loans unless a regular trading market develops.

Our common shares are issued in registered form. Empire Stock Transfer Co., Inc. of Henderson, Nevada is our stock transfer agent. They can be contacted by telephone at (702) 818-5898 and by facsimile at (702) 974-1444.

HOLDERS

As of May 30, 2014, 258,916,865 shares of common stock were issued and outstanding. 100,000,000 shares are beneficially owned by Zhou Deng Hua. There are 373 shareholders of our common stock and each shareholder of our common stock is entitled to one vote for each share on all matters submitted to a stockholder vote.

Holders of common stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of common stock voting for the election of directors can elect all of the directors. Holders of our common stock representing a majority of the voting power of our capital stock issued and outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of our stockholders. A vote by the holders of a majority of our outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to our Articles of Incorporation.

Although there are no provisions in our charter or by-laws that may delay, defer or prevent a change in control, we are authorized, without shareholder approval, to issue shares of preferred stock that may contain rights or restrictions that could have this effect.

Holders of common stock are entitled to share in all dividends that the board of directors, in its discretion, declares from legally available funds. In the event of liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock. Holders of our common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to our common stock.

DIVIDENDS

We have never declared or paid any cash dividends on our common stock. For the foreseeable future, we intend to retain any earnings to finance the development and expansion of our business, and we do not anticipate paying any cash dividends on its common stock. Any future determination to pay dividends will be at the discretion of the Board of Directors and will be dependent upon then existing conditions, including our financial condition and results of operations, capital requirements, contractual restrictions, business prospects, and other factors that the board of directors considers relevant.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

We do not have any equity compensation plans and accordingly we have no securities authorized for issuance hereunder.

DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED

COMMON STOCK

The total number of common shares authorized that may be issued by the Company is 1,000, 000,000 shares with a par value of $0.001 per share.

12

VOTING RIGHTS

Holders of common stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of common stock voting for the election of directors can elect all of the directors. Holders of our common stock representing a majority of the voting power of our capital stock issued and outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of our stockholders. A vote by the holders of a majority of our outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to our Articles of Incorporation.

DIVIDEND POLICY

We have never paid or declared dividends. However, holders of our common stock are entitled to dividends if declared by the Board of Directors out of funds legally available. We do not, however, anticipate the declaration or payment of any dividends in the foreseeable future. We intend to retain earnings, if any, to finance the development and expansion of our business. Future dividend policy will be subject to the discretion of the Board of Directors and will be contingent upon future earnings, if any, our financial condition, capital requirements, general business conditions and other factors. Therefore, there can be no assurance that any dividends of any kind will ever be paid.

PREFERRED STOCK

The total number of preferred shares authorized that may be issued by the Company is 100,000,000 shares with a par value of $0.001 per share. The preferred stock may be issued in one or more series, from time to time, with each series to have such designation, relative rights, preference or limitations, as adopted by the Company’s Board of Directors. No preferred shares have been issued.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Our bylaws provide for the indemnification of our present and prior directors and officers or any person who may have served at our request as a director or officer of another corporation in which we own shares of capital stock or of which we are a creditor, against expenses actually and necessarily incurred by them in connection with the defense of any actions, suits or proceedings in which they, or any of them, are made parties, or a party, by reason of being or having been director(s) or officer(s) of us or of such other corporation, in the absence of negligence or misconduct in the performance of their duties. This indemnification policy could result in substantial expenditure by us, which we may be unable to recoup.

Insofar as indemnification by us for liabilities arising under the Securities Exchange Act of 1934 may be permitted to our directors, officers and controlling persons pursuant to provisions of the Amended Articles of Incorporation and Bylaws, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy and is, therefore, unenforceable. In the event that a claim for indemnification by such director, officer or controlling person of us is in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

At the present time, there is no pending litigation or proceeding involving a director, officer, employee or other agent of ours in which indemnification would be required or permitted. We are not aware of any threatened litigation or proceeding which may result in a claim for such indemnification.

SELECTED CONSOLIDATED FINANCIAL DATA

As a smaller reporting company, as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are not required to provide the information required by this item.

13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF PLAN OF OPERATION AND RESULTS OF OPERATIONS

Overview

Xiangtian (USA) Air Power Co., Ltd. was originally incorporated as Goa Sweet Tours Ltd. in the State of Delaware on September 2, 2008. We were originally formed to provide personalized concierge tour packages to tourists who visit the State of Goa, India.

On April 17, 2012, Goa Sweet Tours, Ltd. entered into Share Purchase Agreements (the “Purchase Agreements”), with Luck Sky International Investment Holdings Limited, an entity owned and controlled by Zhou Deng Rong, and certain of our former stockholders who owned, in the aggregate, 7,200,000 shares of our common stock (90% of the then outstanding shares). Luck Sky International Investment Holdings Limited purchased such shares for an aggregate consideration of $235,000.  The sale of such shares closed on May 15, 2012.

On May 25, 2012, Goa Sweet Tours, Ltd. formed a corporation under the laws of the State of Delaware called Xiangtian (USA) Air Power Co., Ltd. ("Merger Sub") for the purpose of changing its name. On the same day, we acquired one hundred percent of the total outstanding shares of Merger Sub's common stock for cash. As such, Merger Sub became our wholly-owned subsidiary.

Effective as of May 29, 2012, Merger Sub was merged with and into the Company. As a result of the merger, the Company’s corporate name was changed to “Xiangtian (USA) Air Power Co., Ltd.”  Prior to the merger, Merger Sub had no liabilities and nominal assets and, as a result of the merger, the separate existence of the Merger Sub ceased.  The Company was the surviving corporation in the merger and, except for the name change provided for in the Agreement and Plan of Merger, there was no change in the directors, officers, capital structure or business of the Company.

On September 24, 2013, the Company acquired all of the shares of common stock of Lucksky (Hong Kong) Shares Limited, a Hong Kong corporation, for 250,000 shares of common stock of the Company, and agreed to acquire 100% of the shares of Sanhe City LuckSky Electrical Engineering Limited (“Sanhe”) common stock for the Company’s common stock. As of the acquisition merger, Lucksky (Hong Kong) Shares Limited and Sanhe had no liabilities and nominal assets. Effective as of September 24, 2013, Lucksky (Hong Kong) Shares Limited was merged with and into the Company and the Company was the surviving entity. The Company has not acquired Sanhe as of the date of this Report.

On May 30, 2014, the Company entered into the Stock Purchase Agreement with Zhou Jian, the sole shareholder of Luck Sky (Hong Kong) Aerodynamic Electricity Limited (“Luck Sky HK”). Effective May 30, 2014 the Company purchased 100% of the issued and outstanding shares of common stock of Luck Sky HK, and the Company paid Zhou Jian a purchase price in the amount of HKD $10,000.00 (approximately USD$1,289.98) in cash (the “Acquisition”).

The WOFE is a wholly-owned subsidiary of Luck Sky HK and the WOFE has no operating business, no liabilities and nominal assets as of the date of the Acquisition. As a result of the Acquisition, Luck Sky HK became our wholly owned subsidiary and the WOFE became our indirect subsidiary through Luck Sky HK.

Results of Operations:

Revenue

Since inception on September 2, 2008 and for the nine months ended April 30, 2014 we have not earned any revenues.  We are currently seeking business combination opportunities with companies in the air power industry or sources of capital to allow us to develop such technologies and manufacturing opportunities ourselves. We do not expect to realize any revenues until our business plan is implemented.

14

Operating Expenses

For the year ended July 31, 2013, we incurred total operating expenses in the amount of $70,855 which mainly comprises of professional fees totaling $63,149, and general and administrative expenses totaling $7,706. For the year ended July 31, 2012 we incurred total operating expenses in the amount of $30,551 which mainly comprises of professional fees totaling $16,190, and general and administrative expenses totaling $14,361. The increase in operating expenses from 2012 to 2013 is due to increased amounts of professional fees and administrative expenses related to public reporting.

For the nine months ended April 30, 2014, we incurred operating expenses in the amount of $ 202,464 compared to operating expenses of $63,149 for the nine months ended April 30, 2013, an increase of 206%. The increase was substantially due to costs incurred in connection with regulatory compliance.

We incurred total operating expenses in the amount of $ 362,679 from inception on September 2, 2008 through April 30, 2014.

Liquidity and Capital Resources

As of April 30, 2014, we had a cash balance of $ 18,617.

Since inception, we have raised $55,000 through the sale of 8,000,000 shares of our common stock. We do not anticipate generating any revenue for the foreseeable future. No other source of capital has been identified or sought, except for advances from related parties that totaled $301,145 as of April 30, 2014. We have experienced a shortfall in operating capital.

Management intends to continue to finance operating costs over the next twelve months with existing cash on hand and loans from directors.

When additional funds become required, we expect to raise funds through equity financing from the sale of our common stock.  If we are successful in completing an equity financing, existing shareholders will experience dilution of their interest in our company. We do not have any financing arranged and we cannot provide investors with any assurance that we will be able to raise sufficient funding from the sale of our common stock to fund our business plan. In the absence of such financing, our business will fail.

We anticipate to continue to incurring operating losses in the foreseeable future. We base this expectation, in part, on the fact that we are a development stage company.

Our future financial results are also uncertain due to a number of factors, some of which are outside our control. These risk factors are disclosed factors include, but are not limited to:

•	our ability to raise additional funding;
•	the results of our proposed operations

We are in dire need for injection of funds to execute our business plan, repay advances received and to continue to have sufficient funds to meet our reporting obligations with the SEC.

Going Concern Consideration

Our operations and financial results are subject to numerous various risks and uncertainties that could adversely affect our business, financial condition and results of operations.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements including arrangements that would affect our liquidity, capital resources, market risk support and credit risk support or other benefits.

15

For the year ended July 31, 2013, we have incurred total operating expenses in the amount of $70,855 which mainly comprises of professional fees totaling $63,149, and general and administrative expenses totaling $7,706. For the year ended July 31, 2012 we incurred total operating expenses in the amount of $30,551 which mainly comprises of professional fees totaling $16,190, and general and administrative expenses totaling $14,361. The increase in operating expenses from 2012 to 2013 is due to increased amounts of professional fees and administrative expenses related to public reporting.

We incurred total operating expenses in the amount of $160,214 from inception on September 2, 2008 through July 31, 2013. These operating expenses comprised of professional fees totaling $121,927, and general administrative expenses totaling $38,287.

We have not incurred any expenses for research and development since inception. As a result of operating losses, there has been no provision for the payment of income taxes from the date of inception.

We incurred expenses from discontinued operations of $393, $672 and $4,099 for the years ended July 31, 2012, 2011 and the period from September 2, 2008 (inception) to July 31, 2012, respectively.

Forward Looking Statements

The information in this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements involve risks and uncertainties, including statements regarding the Company’s capital needs, business strategy and expectations. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of such terms or other comparable terminology. Actual events or results may differ materially. In evaluating these statements, you should consider various factors, including the risks outlined from time to time, in other reports we file with the Securities and Exchange Commission (the “SEC”). These factors may cause our actual results to differ materially from any forward-looking statement. We disclaim any obligation to publicly update these statements, or disclose any difference between its actual results and those reflected in these statements. The information constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired

Filed herewith are audited consolidated financial statements of Luck Sky (Hong Kong) Aerodynamic Electricity Limited, and Luck Sky (Shen Zhen) Aerodynamic Electricity Limited for the fiscal year ended December 31, 2013 and interim period ended April 30, 2014.

(b) Pro forma financial information

Filed herewith is the unaudited pro forma condensed consolidated financial information of Xiangtian (USA) Air Power Co., LTD. and its subsidiaries for the quarterly period ended April 30, 2014.

16

(c) Exhibits

EXHIBIT NO.	DESCRIPTION
2.01	Common Stock Purchase Agreement, dated May 30, 2014 by and among the Registrants, Luck Sky (Hong Kong) Aerodynamic Electricity Limited and Zhou Jian.
21.1	List of Subsidiaries

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

XIANGTIAN (USA) AIR POWER CO., LTD.

Date: June 3, 2014	By:	/s/ Deng Rong Zhou
Name: Deng Rong Zhou
Title: Chief Executive Officer, Chief Financial Officer

17

Luck Sky (Hong Kong) Aerodynamic Electricity Ltd.

A Development Stage Company

Consolidated Financial Statements

For The Years Ended July 31, 2013

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Luck Sky (Hong Kong) Aerodynamic Electricity Ltd.

We have audited the accompanying balance sheet of Luck Sky (Hong Kong) Aerodynamic Electricity Ltd. as of July 31, 2013, and the related statements of income, comprehensive income, stockholders’ equity, and cash flows for the period from June 20, 2013 (inception) to July 31, 2013. Luck Sky (Hong Kong) Aerodynamic Electricity Ltd.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Luck Sky (Hong Kong) Aerodynamic Electricity Ltd. as of July 31, 2013, and the result of its operations and its cash flows for the period from June 20, 2013 (inception) to July 31, 2013 in conformity with accounting principles generally accepted in the United States of America.

The financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in the notes to the consolidated financial statements, the Company’s lack of liquidity and losses from operations raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/Kenne Ruan, CPA, P.C.

Woodbridge, Connecticut

May 21, 2014

2

Luck Sky (Hong Kong) Aerodynamic Electricity Limited

(A Development Stage Company)

Consolidated Balance Sheet

July 31,
2013
ASSETS
Current assets
Cash	$3,828
Prepaid expense	$838
Total current assets	$4,666

Total assets	$4,666

LIABILITIES AND STOCKHOLDERS’ DEFICIT

LIABILITIES
Current liabilities
Accounts payable and accrued liabilities	$2,445
Advances from related parties	$7,160
Total current liabilities	$9,605

STOCKHOLDERS’ DEFICIT
-
Common stock: par value: $0.1289, 10,000 shares authorized,10,000 shares issued and outstanding	$1,289
Additional paid-in capital
Deficit accumulated during the development stage	$(6,228)

Accumulated other comprehensive loss
Total stockholders’ deficit	$(4,939)
Total liabilities and stockholders’ deficit	$4,666

The accompanying notes are an integral part of these consolidated financial statements.

F-2

Luck Sky (Hong Kong) Aerodynamic Electricity Limited

(A Development Stage Company)

Consolidated Statement of Operations

Period From
June 20,
2013 (inception) to July 31, 2013

Revenue:
Cost of goods sold:	$0
Operating expenses:	0
General and administrative
Loss from continuing operations	$6,228
$(6,228)
Discontinued operations (net of taxes):
Loss from discontinued operations

Net loss	(6,228)

Net loss per common share - basic and diluted	(0.62)
Weighted average number of common shares outstanding - basic and diluted
10,000

The accompanying notes are an integral part of these consolidated financial statements.

F-3

Luck Sky (Hong Kong) Aerodynamic Electricity Limited

(A Development Stage Company)

Consolidated Statement of Stockholders’ Equity (Deficit)

For the Period from June 20, 2013 (Inception) through July 31, 2013

	Common Stock		Additional Paid- in	Deficit Accumulated During the Development
	Shares	Amount	Capital	Stage	Total

Balances, June 20, 2013 (inception)	-	$-	$-	$-	$-
Common stock issued for cash	10,000	1,289		-	$1,289
Net loss	-	-	-	$(6,228)	$(6,228)

Balances, July 31, 2013	10,000	1,289		$(6,228)	$(4,939)

The accompanying notes are an integral part of these consolidated financial statements.

F-4

Luck Sky (Hong Kong) Aerodynamic Electricity Limited

(A Development Stage Company)

Consolidated Statement of Cash Flows

Period From
June 20, 2013
(inception) to
July 31, 2013

Cash flows from operating activities:
Net loss	$(6,228)
Changes in operating assets and liabilities:
Prepaid expense	$(838)
Accounts payable and accrued liabilities	2,445
Net cash used in operating activities	$(4,621)

Cash flows from investing activities:
Proceeds from stock issuance	$0
Net cash provided by investing activities	$0
$1,289
Advances from related parties	$7,160
Net cash provided by financing activities	$8,449

Effect of exchange rate changes

Net change in cash	$3,828
Cash - beginning of period from continued operations

Cash - end of period from continued operations	$3,828

Supplemental cash flows information:
Cash paid for interest	$0
Cash paid for income tax	$0
Non-cash investing and financing transactions:

The accompanying notes are an integral part of these consolidated financial statements.

F-5

Luck Sky (Hong Kong) Aerodynamic Electricity Limited.

(A Development Stage Company)

Notes to Consolidated Financial Statements

NOTE 1 - NATURE OF OPERATIONS

Luck Sky (Hong Kong) Aerodynamic Electricity Limited. (the “Company”) was incorporated in the Hong Kong on June 20, 2013. The company registered capital of 10,000 Hong Kong dollars ($1,289 USD). At the establishment of the Company, Lin Jianlong holds 100% stake of the company.

On July 29, 2013, Luck Sky (Shenzhen) Aerodynamic Electricity Limited was established in Shenzhen, China. It is the wholly owned subsidiary of Luck Sky (Hong Kong) Aerodynamic Electricity Limited.

We are a development stage company as defined by ASC 915 and since our inception we have not generated any revenues and have incurred a cumulative net loss as reflected in the consolidated financial statements. We have minimal assets and have incurred losses since inception. Our limited start-up operations have consisted of the formation of our business plan and identification of our target market.

NOTE 2 - BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America. This basis of accounting involves the application of accrual accounting and consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred. The Company’s consolidated financial statements are expressed in U.S. dollars.

Use of Estimates and Assumptions

The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Consolidation

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Luck Sky (Shen Zhen) Aerodynamic Electricity Limited. All significant intercompany balances and transactions have been eliminated in consolidation.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents.

Income Taxes

A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carry forwards. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. At July 31, 2013, a full deferred tax asset valuation allowance has been provided and no deferred tax asset benefit has been recorded.

F-6

Foreign Currency Translation

The Company’s functional currency is United States (“U.S.”) dollars as substantially all of the Company’s operations use this denomination. The consolidated financial statements are presented in U.S. dollars.  Foreign denominated monetary assets and liabilities are translated into their United States dollar equivalents using foreign exchange rates which prevailed at the balance sheet date.  Non-monetary assets and liabilities are translated at the exchange rates prevailing at the transaction date. Revenues and expenses are translated at average rates of exchange during the year.  Gains or losses resulting from foreign currency transactions are included in results of operations.

Earnings (Loss) per Share

Basic earnings per share is computed by dividing net income available to common stockholders by the weighted average number of common shares outstanding during the period, excluding the effects of any potentially dilutive securities. Diluted earnings per share gives effect to all dilutive potential of shares of common stock outstanding during the period including stock options or warrants, using the treasury stock method (by using the average stock price for the period to determine the number of shares assumed to be purchased from the exercise of stock options or warrants), and convertible debt or convertible preferred stock, using the if-converted method. Earnings per share excludes all potential dilutive shares of common stock if their effect is anti-dilutive. There were no potential dilutive securities at July 31, 2013

Recent Accounting Pronouncements

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company’s results of operations, financial position or cash flows.

NOTE 3 - GOING CONCERN

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. The Company has incurred losses since its inception resulting in an accumulated deficit of $6,228 as of July 31, 2013 and further losses are anticipated in the development of its business raising substantial doubt about the Company’s ability to continue as a going concern. The ability to continue as a going concern is dependent upon the Company generating profitable operations in the future and/or obtaining the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they become due. These consolidated financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management intends to finance operating costs over the next twelve months with existing cash on hand and loans from directors and/or the private placement of the Company’s common stock.

NOTE 4 - RELATED PARTY TRANSACTIONS

From time to time, the Company receives advances from its related parties. During the years ended July 31, 2013, the Company received $7,160, and used the funds for its operations. These advances are due on demand, unsecured and non-interest bearing.

NOTE 5 - CAPITAL STOCK AND EQUITY TRANSACTIONS

Share Capital

The total number of common shares authorized that may be issued by the Company is 10,000 shares with a par value of $0.1289 per share. As of July 31, 2013, Lin Jianlong held 10,000 shares (100% of the capital) in the company.

F-7

NOTE 6 – SUBSEQUENT EVENTS

On April 17, 2014, Zhou Jian purchased all 10,000 shares from Lin Jian Long. On the same day, Lin Jianlong resigned as the Company’s CEO and Zhou Jian was appointed as the Company’s new CEO by the board.

F-8

Financial Statements Luck Sky (Hong Kong) Aerodynamic Electricity Ltd.

A Development Stage Company

Unaudited Consolidated Financial Statements

For The Nine Months Ended April 30, 2014

Contents

Financial Statements:	Page

Consolidated Balance Sheets as of April 30, 2014, and July 31, 2013	F-2

Consolidated Statements of Operations for the Periods of the Three Months and Nine Months Ended April 30, 2014, and From June 20, 2013 (inception) to April 30, 2014	F-3

Consolidated Statement of Cash Flows for the Periods of the Nine Months Ended April 30, 2014, and From June 20, 2013 (inception) to April 30, 2014	F-4

Notes to Consolidated Financial Statements	F-5

F-1

Luck Sky (Hong Kong) Aerodynamic Electricity Limited

(A Development Stage Company)

Consolidated Balance Sheets

(April 30,2014

Unaudited)

	April 30,	July 31,
	2014	2013
ASSETS
Current assets
Cash	$16,744	$3,828
Prepaid expense	84	838

Total assets	$16,828	$4,666

LIABILITIES AND STOCKHOLDERS’ DEFICIT

LIABILITIES
Current liabilities
Accounts payable and accrued liabilities	0	2,445
Advances from related parties	$23,041	7,160
Total liabilities	23,041	9,605

STOCKHOLDERS’ DEFICIT
	-	-
Common stock: HK$1 par value, 10000 shares authorized,10000 shares issued and outstanding	1289	1289
Additional paid-in capital
Deficit accumulated during the development stage	(7,498)	(6,228)
Accumulated other comprehensive loss	(4)
Total stockholders’ deficit	(6,209)	(4,939)
Total liabilities and stockholders’ deficit	$16,828	$4,666

The accompanying notes are an integral part of these consolidated financial statements.

F-2

Luck Sky (Hong Kong) Aerodynamic Electricity Limited

(A Development Stage Company)

Consolidated Statements of Operations

(Unaudited)

	For the Three Months	For the Nine	Period From June 20,
	Months Ended	Months Ended	2013(inception) to
	April 30,2014	April 30,2014	April 30,2014

Revenue:	$0	$0	$0
General and administrative	$768	$1,271	$7,498
Loss from continuing operations	(768)	(1,271)	(7,498)
Loss from discontinued operations

Net loss	$(768)	$(1,271)	$(7,498)

Net loss per common share - basic and diluted
Continuing operations	$(0.08)	$(0.13)	$(0.75)
Discontinued operations
Total	$(0.08)	$(0.13)	$(0.75)
Weighted average number of common shares outstanding - basic and diluted	10,000	10,000	10,000

The accompanying notes are an integral part of these consolidated financial statements.

F-3

Luck Sky (Hong Kong) Aerodynamic Electricity Limited

(A Development Stage Company)

Consolidated Statements of Cash Flows

(Unaudited)

				Period From
	For the Nine			June 20, 2013
	Months Ended			(inception) to
	April 30,2014			April 30,2014

Cash flows from operating activities:
Net loss		$(1,271)	$	$(7,498)
Changes in operating assets and liabilities:
Prepaid expense		$754		(84)
Accounts payable and accrued liabilities		$(2,444)
Net cash used in operating activities		$(2,961)		$(7,582)

Cash flows from investing activities:
Proceeds from stock issuance
Net cash provided by investing activities

Cash flows from financing activities:
Proceeds from issuances of common stock				$1,289
Advances from related parties		$15,881		$23,041
Net cash provided by financing activities		$15,881		$24,330

Effect of exchange rate changes		$(4)		$(4)

Net change in cash		$12,916		$16,744
Cash - beginning of period from continued operations		$3,828		0

Cash - end of period from continued operations		$16,744	$	$16,744

Discontinued operations:
Net cash used in operating activities	$		$	$
Net cash provided by (used in) financing activities

Net change in cash from discontinued operations
Cash - beginning of period from discontinued operations

Cash - end of period from discontinued operations	$		$	$

Supplemental cash flows information:
Cash paid for interest	$		$	$
Cash paid for income tax

The accompanying notes are an integral part of these consolidated financial statements.

F-4

Luck Sky (Hong Kong) Aerodynamic Electricity Limited

(A Development Stage Company)

Notes to Consolidated Financial Statements

NOTE 1 - NATURE OF OPERATIONS

Luck Sky (Hong Kong) Aerodynamic Electricity Limited. (the “Company”) was incorporated in the Hong Kong on June 20, 2013. The Company registered capital of 10,000 Hong Kong dollars, Lin Jianlong holds 100% stake in the company.

On July 29, 2013, Luck Sky (Shenzhen) Aerodynamic Electricity Limited was established in Shenzhen, China. It is the wholly owned subsidiary of Luck Sky (Hong Kong) Aerodynamic Electricity Limited.

We are a development stage company as defined by ASC 915 and since our inception we have not generated consistent revenues and have incurred a cumulative net loss as reflected in the consolidated financial statements. We have minimal assets and have incurred losses since inception. Our limited start-up operations have consisted of the formation of our business plan and identification of our target market.

On April 17, 2014, Zhou Jian purchased all 10,000 shares from Lin JianLong. The sale was completed on the same day, and then Mr. Zhou holds 100% stake in the company.

NOTE 2 - BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America. This basis of accounting involves the application of accrual accounting and consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred. The Company’s consolidated financial statements are expressed in U.S. dollars.

Use of Estimates and Assumptions

The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F-5

Consolidation

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Luck Sky (Shen zhen) Aerodynamic Electricity Limited. All significant intercompany balances and transactions have been eliminated in consolidation.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents.

Income Taxes

A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carry forwards. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. At April 30, 2014 and July 31, 2013, a full deferred tax asset valuation allowance has been provided and no deferred tax asset benefit has been recorded.

Foreign Currency Translation

The Company’s functional currency is United States (“U.S.”) dollars as substantially all of the Company’s operations use this denomination. The consolidated financial statements are presented in U.S. dollars. Foreign denominated monetary assets and liabilities are translated into their United States dollar equivalents using foreign exchange rates which prevailed at the balance sheet date. Non-monetary assets and liabilities are translated at the exchange rates prevailing at the transaction date. Revenues and expenses are translated at average rates of exchange during the year. Gains or losses resulting from foreign currency transactions are included in results of operations.

Earnings (Loss) per Share

Basic earnings per common share is computed by dividing net income available to common stockholders by the weighted average number of common shares outstanding during the period, excluding the effects of any potentially dilutive securities. Diluted earnings per common share gives effect to all dilutive potential of shares of common stock outstanding during the period including stock options or warrants, using the treasury stock method (by using the average stock price for the period to determine the number of shares assumed to be purchased from the exercise of stock options or warrants), and convertible debt or convertible preferred stock, using the if-converted method. Earnings per share excludes all potential dilutive shares of common stock if their effect is anti-dilutive. There were no potential dilutive securities outstanding during the three months ended April 30, 2014 or July 31, 2013.

Recent Accounting Pronouncements

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company’s results of operations, financial position or cash flows.

Subsequent Events

The Company evaluated events subsequent to May 1, 2014 through the date the consolidated financial statements were issued for disclosure considerations and determined there were no reportable subsequent events.

F-6

NOTE 3 - GOING CONCERN

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. The Company has incurred losses since its inception resulting in an accumulated deficit of $7,498 as of April 30, 2014 and further losses are anticipated in the development of its business raising substantial doubt about the Company’s ability to continue as a going concern. The ability to continue as a going concern is dependent upon the Company generating profitable operations in the future and/or obtaining the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they become due. These consolidated financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management intends to finance operating costs over the next twelve months with existing cash on hand and loans from directors and/or the private placement of the Company’s common stock.

NOTE 5 - RELATED PARTY TRANSACTIONS

From time to time, the Company receives advances from its related parties. As of April 30, 2014 and July 31, 2013, the Company had advances from related parties of $23,041 and $7,160, respectively, and used the funds for its operation. These advances are due on demand, unsecured and non-interest bearing.

NOTE 6 - CAPITAL STOCK AND EQUITY TRANSACTIONS

Share Capital

The total number of ordinary shares authorized that may be issued by the Company is 10,000 shares with a par value of $0.1289 per share. Zhou Jian holds 10,000 shares (100% of the capital) in the company.

F-7

Unaudited Pro Forma Condensed Financial Statements

As of April 30, 2014

And

For the Year Ended July 31, 2013 and the Nine Months Ended April 30, 2014

The accompanying unaudited pro forma condensed financial statements have been prepared to present the balance sheet and statements of operations of Xiangtian (USA) Air Power Co., Ltd. (the “Company”), to indicate how the consolidated financial statements of the Company might have looked like if the purchase of Luck Sky (Hong Kong) Aerodynamic Electricity Limited (Luck Sky (HK)) and transactions related to the purchase had occurred as of the beginning of the periods presented.

The unaudited pro forma condensed balance sheet has been prepared using the unaudited historical balance sheet of the Company and unaudited financial statements of Luck Sky (HK) as of April 30, 2014. The unaudited pro forma condensed statements of operations have been prepared using the unaudited historical statements of operations of the Company and unaudited statements of operations of Luck Sky (HK) for the year ended July 31, 2013 and for the nine months ended April 30, 2014.

The pro forma condensed financial statements should be read in conjunction with a reading of the historical financial statements of the Company and audited consolidated financial statements of Luck Sky (HK). These pro forma condensed financial statements are presented for illustrative purposes only and are not intended to be indicative of actual consolidated financial position and consolidated results of operations had the purchase been in effect during the periods presented, or of consolidated financial condition or consolidated results of operations that may be reported in the future.

Note the pro forma adjustments contained in the pro forma condensed financial statements relate to the assumptions of all prior and existing liabilities of the Company upon consummation of the purchase.

1

Proforma Condensed Balance Sheet

April 30, 2014

(Unaudited)

	Historical		Pro Forma
	Xiangtian (USA) Air Power Co., Ltd.	Luck Sky (Hong Kong) Aerodynamic Electricity Ltd.	Adjustments	Notes	Combined

ASSETS
Current assets
Cash	18,617	16,744	(1,289)	(1)	34,072
Prepaid expense		84	-		84
Total current assets	18,617	16,828	(1,289)		34,156
Investment			-	(1)(2)	-
Total assets	18,617	16,828	(1,289)		34,156

LIABILITIES AND STOCKHOLDERS’ DEFICIT

LIABILITIES
Current liabilities
Accounts payable and accrued liabilities
Advances from related parties	301,145	23,041			324,186
Total liabilities	301,145	23,041	-		324,186
Commitments and contingencies
STOCKHOLDERS’ DEFICIT
Preferred stock: $0.001 par value, 100,000,000 shares authorized, none issued and outstanding
Common stock: $0.001 par value, 100,000,000 shares authorized, 8,000,000 shares issued and outstanding	258,000	1,289	(1,289)	(2)	258,000
Additional paid-in capital	(173,750)				(173,750)
Deficit accumulated during the development stage	(366,777)	(7,498)			(374,275)
Accumulated other comprehensive income	(1)	(4)			(5)
Total stockholders’ deficit	(282,528)	(6,213)	(1,289)		(290,030)
Total liabilities and stockholders’ deficit	18,617	16,828	(1,289)		34,156

2

Xiangtian (USA) Air Power Co., Ltd.

(formerly Goa Sweet Tours Ltd.)

(A Development Stage Company)

Proforma Condensed Statement of Operations

For the Nine Months Ended April 30, 2014

	Historical		Pro Forma
	Xiangtian (USA) Air Power Co., Ltd.	Luck Sky (Hong Kong) Aerodynamic Electricity Ltd.	Adjustments	Notes	Combined

Revenue:	-	-	-		-
Cost of goods sold:	-	-	-
Operating expenses:
General and administrative	202,464	1,271			203,735
Loss from continuing operations	(202,464)	(1,271)	-		(203,735)

Net loss	(202,464)	(1,271)	-		(203,735)

Net loss per common share - basic and diluted					(0)

Weighted average number of common shares outstanding - basic and diluted					(0)

3

Xiangtian (USA) Air Power Co., Ltd.

(formerly Goa Sweet Tours Ltd.)

(A Development Stage Company)

Proforma Condensed Statement of Operations

	Historical		Pro Forma
	Xiangtian (USA) Air	Luck Sky (Hong Kong) Aerodynamic Electricity Ltd.
	Power Co., Ltd. For the year ended July 31, 2013	For the Period from June 20, 2013 (inception) to July 31, 2013	Adjustments	Notes	Combined

Revenue:	-	-	-		-
Cost of goods sold:	-	-	-
Operating expenses:
General and administrative	70,885	6,228			77,113
Loss from continuing operations	(70,885)	(6,228)	-		(77,113)

Net loss	(70,885)	(6,228)	-		(77,113)

Net loss per common share - basic and diluted					(0)

Weighted average number of common shares outstanding - basic and diluted					(0)

4

Xiangtian (USA) Air Power Co., Ltd.

(formerly Goa Sweet Tours Ltd.)

(A Development Stage Company)

Proforma Condensed Statement of Cash Flows

For the Nine Months Ended April 30, 2014

	Historical		Pro Forma
	Xiangtian (USA) Air Power Co., Ltd.	Luck Sky (Hong Kong) Aerodynamic Electricity Ltd.	Adjustments	Notes	Combined

Cash flows from operating activities:
Net loss	(202,464)	(1,271)			(203,735)
Changes in operating assets and liabilities:					-
Prepaid expense		754			754
Accounts payable and accrued liabilities	(1,500)	(2,444)			(3,944)
Net cash used in operating activities	(203,964)	(2,961)	-		(206,925)

Cash flows from investing activities:
Payment for the investment			(1,289)	(3)	(1,289)
Proceeds from stock issuance	1,289	-	-		1,289
Net cash provided by investing activities	1,289	-	(1,289)		-

Cash flows from financing activities:
Proceeds from issuances of common stock
Advances from related parties	216,862	15,881			232,743
Net cash provided by financing activities	216,862	15,881	-		232,743

Net change in cash	14,187	12,920	(1,289)		25,818
Effect of exchange rate changes	(1)	(4)			(5)
Cash - beginning of period from continued operations	4,431	3,828	-		8,259
Cash - end of period from continued operations	18,617	16,744	(1,289)		34,072
Supplemental cash flows information:
Cash paid for interest
Cash paid for income tax
Non-cash investing and financing transactions:
Debt forgiveness from sale of Goa Excursion

5

Xiangtian (USA) Air Power Co., Ltd.

(formerly Goa Sweet Tours Ltd.)

(A Development Stage Company)

Proforma Condensed Statement of Cash Flows

	Historical		Pro Forma
	Xiangtian (USA) Air	Luck Sky (Hong Kong) Aerodynamic Electricity Ltd.
	Power Co., Ltd. For the year ended July 31, 2013	For the Period from June 20, 2013 (inception) to July 31, 2013	Adjustments	Notes	Combined
Cash flows from operating activities:
Net loss	(70,885)	(6,228)			(77,113)
Changes in operating assets and liabilities:					-
Donated rent	6,000				6,000
Prepaid expense	36,463	(837)			35,626
Accounts payable and accrued liabilities	(255)	2,444			2,189
Net cash used in operating activities	(28,677)	(4,621)			(33,298)

Cash flows from investing activities:
Proceeds from stock issuance
Net cash provided by investing activities

Cash flows from financing activities:
Proceeds from issuances of common stock		1,289			1,289
Advances from related parties	33,010	7,160			40,170
Net cash provided by financing activities	33,010	8,449	-		41,459

Net change in cash	4,333	3,828	-		8,161

Effect of exchange rate changes		-			-
Cash - beginning of period from continued operations	97	-			97
Cash - end of period from continued operations	4,430	3,828			8,258
Supplemental cash flows information:
Cash paid for interest					-
Cash paid for income tax
Non-cash investing and financing transactions:
Debt forgiveness from sale of Goa Excursion

6

Notes to Pro Forma Condensed Financial Statements

Note 1 – Basis of Presentation

The Company entered into a purchase agreement with the sole shareholder of Luck Sky (HK). Pursuant to the terms of the purchase agreement, the sole shareholder of Luck Sky (HK) transferred to the Company all of the outstanding shares of common stock of Luck Sky (HK). In return, the Company paid 10,000 Hong Kong dollar ($1,289 USD) to the sole shareholder (such transaction is hereinafter referred to as the “Purchase” or “Acquisition”).

The unaudited Pro Forma financial information, which gives effect to the acquisition of all the outstanding common stock of Luck Sky (HK). The acquisition has been accounted for under the purchase method for business combination. The combination of the two companies is recorded as a consolidation. Per the terms of the purchase agreement, the Company was delivered with all historical and existing assets and liabilities of Luck Sky (HK).

Note 2 –Adjustments

(1)	Per the purchase agreement, the Company paid 10,000 Hong Kong dollar ($1,289 USD) to the sole shareholder of Luck Sky (HK) for all of the 10,000 outstanding shares of common stock. The entry is made by debiting investment and crediting cash by the same amount of $1,289.

(2)	At the closing and pursuant to the purchase agreement, the Company acquired all of the issued and outstanding capital stock of Luck Sky (HK) for the consideration of 10,000 Hong Kong dollars ($1,289 USD). Elimination entry of investment of the parent company and equity of the subsidiary.

(3)	Cash paid for the shares of Luck Sky (HK).

7